UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2014

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Officer

This Amendment No. 1 to Form 8-K amends the Current Report on Form 8-K of Nordson Corporation filed with the SEC on June 12, 2014, regarding the resignation of Peter G. Lambert, Senior Vice President of Nordson Corporation (the "Company"), as an executive officer of the Company, effective June 6, 2014. Mr. Lambert has signed the letter agreement (the "Agreement") covering the terms of his employment with the Company through January 2015 (the "Transition Period"). The Agreement included a release of claims (the "Primary Release"). The statutory seven-day revocation period following execution of the Primary Release has expired.

(e) Compensation of Officer

Pursuant to the terms of the Agreement, during the Transition Period, Mr. Lambert will continue to receive his base salary of $330,000. He will also continue to participate and be eligible to earn payments pursuant to the terms of the Company’s 2014 Annual Cash Incentive Award and Share Performance Awards for fiscal periods 2012-2014; 2013-2015 and 2013-2016 on a pro rata basis at such times as payments are made to other executive officers. Mr. Lambert will not be eligible to participate in the 2015 Annual Cash Incentive Award or Share Performance Awards for fiscal years 2015-2017. Equity awards granted to Mr. Lambert under the Company’s 2008 Long-Term Performance Plan and 2012 Stock Incentive and Award Plan will continue to vest in accordance with the terms governing the grants for the respective Awards. Mr. Lambert will not be eligible to receive any additional grants of equity during or after the Transition Period. During the Transition Period, Mr. Lambert will continue to participate in the Company’s health care program, 401(k) plan and pension plan. The Agreement also contains certain restrictive covenants, including confidentiality, non-competition, non-solicitation, and non-disparagement obligations. Upon conclusion of the Transition Period, Mr. Lambert will be eligible receive to severance of $110,000 and reimbursement for four months of COBRA premium payments if he executes an additional release of claims that covers the Transition Period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and Primary Release of Claims, copies of which will be attached to the Company's Form 10-Q for the third quarter ending July 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

July 3, 2014	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Vice President, General Counsel and Secretary